     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001
                                                      REGISTRATION NO 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                             REGISTRATION STATEMENT

                                       ON

                                    FORM S-8
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           ASIA GLOBAL CROSSING LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      BERMUDA                                           98-022-4159
          (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                                  WESSEX HOUSE
                                 45 REID STREET
                            HAMILTON HM 12, BERMUDA
                                 (441) 296-8600
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

              ASIA GLOBAL CROSSING LTD. 2000 STOCK INCENTIVE PLAN

                            (FULL TITLE OF THE PLAN)

                            ------------------------

                             CT CORPORATION SYSTEM
                               111 EIGHTH AVENUE
                               NEW YORK, NY 10011
                                 (212) 479-8200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
            INCLUDING AREA CODE, OF REGISTRANT'S AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:

                ALAN M. KLEIN, ESQ                               CHARLES F. CARROLL, ESQ.
            SIMPSON THACHER & BARTLETT                           ASIA GLOBAL CROSSING LTD.
               425 LEXINGTON AVENUE                                360 N. CRESCENT DRIVE
           NEW YORK, NEW YORK 10017-3954                          BEVERLY HILLS, CA 90210
                  (212) 455-2000                                      (310) 385-5200

                            ------------------------
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED               PROPOSED
                                                                 MAXIMUM                MAXIMUM               AMOUNT OF
       TITLE OF SECURITIES              AMOUNT TO BE          OFFERING PRICE           AGGREGATE             REGISTRATION
         TO BE REGISTERED                REGISTERED            PER SHARE(a)        OFFERING PRICE(a)            FEE(a)
------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par
  value
  per share.......................       83,193,768               $6.05               $503,322,296             $125,831
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(a) Pursuant to Rule 457(h) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the high and low price of the Class A common stock quoted on the Nasdaq National Market System on April 24, 2001.

                            ------------------------

PURSUANT TO RULE 429 OF THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT ALSO RELATES TO REGISTRATION STATEMENT NO. 333-37666.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

     Not required to be filed with this Registration Statement.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Not required to be filed with this Registration Statement.*
---------------

* Information required by Part I Item 2 to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Act") and Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, previously filed by Asia Global Crossing Ltd. (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration
Statement:

          (a) The Company's 424(b) Prospectus (Registration No. 333-53480) filed on February 12, 2001.

          (b) The Company's annual report on Form 10-K for the year ended December 31, 2000.

          (c) The description of the Company's capital stock contained in the Company's Registration Statement on Form S-1 (Registration No. 333-37666) filed on October 6, 2000, as amended.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not required.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not required.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     No provision is made in Bermuda statutory law for indemnification of officers and directors.

     The Bye-laws of the Company provide for indemnification of the Company's officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Company; provided that such indemnification shall not extend to any other matter which would render it void pursuant to the Companies Acts as in effect from time to time in Bermuda.

     The directors and officers of the Company are covered by directors' and officers' insurance policies maintained by the Company and Global Crossing Ltd.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 3.1      Memorandum of Association of the Company (incorporated
          herein by reference from Exhibit 3.1 of Amendment No. 2 to the Company's Registration Statement on Form S-1, filed on
          August 7, 2000, File No. 333-37666).
 3.2      Bye-laws of the Company (incorporated herein by reference
          from Exhibit 3.2 of Amendment No. 4 to the Company's
          Registration Statement on Form S-1, filed on September 27,
          2000, File No. 333-37666).
 5.1      Opinion of Appleby, Spurling & Kempe (filed herewith).
10.14     Asia Global Crossing Ltd. 2000 Stock Option Incentive Plan
          (incorporated by reference from Exhibit 10.14 of the
          Company's Annual Report on Form 10-K, filed on April 2,
          2001, File No. 000-31689).
23.1      Consent of Arthur Andersen (filed herewith).
23.2      Consent of Arthur Andersen (filed herewith).
23.3      Consent of Arthur Andersen (filed herewith).
23.4      Consent of Pricewaterhouse Coopers (filed herewith).
23.5      Consent of Appleby, Spurling & Kempe (included in Exhibit
          5.1).
24.1      Power of Attorney (included on signature page).

ITEM 9.  UNDERTAKINGS.

     The undersigned Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (except to the extent the information required to be included by clauses (i) or (ii) is contained in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement);

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on April 27, 2001.

                                          ASIA GLOBAL CROSSING LTD.
                                               (Company)

                                          By:   /s/ STEFAN C. RIESENFELD
                                            ------------------------------------
                                            Name:  Stefan C. Riesenfeld
                                            Title:   Chief Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of ASIA GLOBAL CROSSING LTD. (the "Company") in their respective capacities set forth below constitutes and appoints JOHN J. LEGERE, CHARLES F. CARROLL and STEFAN C. RIESENFELD, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Class A Common Stock of the Company ("Common Stock") issuable to employees pursuant to the Asia Global Crossing Ltd. 2000 Stock Incentive Plan to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned individual in the capacity indicated below opposite the name of such individual to the Registration Statement on Form S-8 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to sign any and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
                 /s/ GARY WINNICK                    Chairman of the Board and Director   April 27, 2001
---------------------------------------------------
                   Gary Winnick

               /s/ LODWRICK M. COOK                  Co-Chairman of the Board and         April 27, 2001
---------------------------------------------------    Director
                 Lodwrick M. Cook

                /s/ JOHN J. LEGERE                   Chief Executive Officer and          April 27, 2001
---------------------------------------------------    Director
                  John J. Legere

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
                /s/ JOHN M. SCANLON                  Vice Chairman of the Board and       April 27, 2001
---------------------------------------------------    Director
                  John M. Scanlon

                /s/ THOMAS J. CASEY                  Vice Chairman of the Board and       April 27, 2001
---------------------------------------------------    Director
                  Thomas J. Casey

               /s/ MARK L. ATTANASIO                 Director                             April 27, 2001
---------------------------------------------------
                 Mark L. Attanasio

               /s/ NORMAN BROWNSTEIN                 Director                             April 27, 2001
---------------------------------------------------
                 Norman Brownstein

               /s/ JOSEPH P. CLAYTON                 Director                             April 27, 2001
---------------------------------------------------
                 Joseph P. Clayton

                                                     Director                             April   , 2001
---------------------------------------------------
                 William S. Cohen

             /s/ WILLIAM E. CONWAY, JR               Director                             April 27, 2001
---------------------------------------------------
               William E. Conway, Jr

                /s/ STEVEN J. GREEN                  Director                             April   , 2001
---------------------------------------------------
                  Steven J. Green

                 /s/ ERIC HIPPEAU                    Director                             April 27, 2001
---------------------------------------------------
                   Eric Hippeau

              /s/ GEOFFREY J.W. KENT                 Director                             April 27, 2001
---------------------------------------------------
                Geoffrey J.W. Kent

                 /s/ PIETER KNOOK                    Director                             April 27, 2001
---------------------------------------------------
                   Pieter Knook

                                                     Director                             April   , 2001
---------------------------------------------------
              Maria Elena Lagomasino

             /s/ STEFAN C. RIESENFELD                Chief Financial Officer              April 27, 2001
---------------------------------------------------
               Stefan C. Riesenfeld

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
 3.1     Memorandum of Association of the Company (incorporated
         herein by reference from Exhibit 3.1 of Amendment No. 2 to the Company's Registration Statement on Form S-1, filed on
         August 7, 2000, File No. 333-37666).
 3.2     Bye-laws of the Company (incorporated herein by reference
         from Exhibit 3.2 of Amendment No. 4 to the Company's
         Registration Statement on Form S-1, filed on September 27,
         2000, File No. 333-37666).
 5.1     Opinion of Appleby, Spurling & Kempe (filed herewith).
10.14    Asia Global Crossing Ltd. 2000 Stock Incentive Plan
         (incorporated by reference from Exhibit 10.14 of the
         Company's Annual Report on Form 10-K, filed on April 2,
         2001, File No. 000-31689).
23.1     Consent of Arthur Andersen (filed herewith).
23.2     Consent of Arthur Andersen (filed herewith).
23.3     Consent of Arthur Andersen (filed herewith).
23.4     Consent of Pricewaterhouse (filed herewith).
23.5     Consent of Appleby, Spurling & Kempe (included in Exhibit
         5.1).
24.1     Power of Attorney (included on signature page).